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                                                                     Exhibit 18a

                               ARIEL GROWTH FUND


                               POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that each of the undersigned constitutes and appoints Sheldon R. Stein, Arthur Don, John W. Rogers, Jr., Mellody L. Hobson and Roger P. Schmitt, and each of them, his or her attorneys-in fact, each with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 (Registration No. 33-7699) and/or the Investment Company Act of 1940 (Registration No. 811-4786), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of June, 1995.



/s/Mario L. Baeza                        /s/Bert N. Mitchell
-----------------                        -------------------
Mario L. Baeza,                          Bert N. Mitchell,
Trustee                                  Trustee

/s/William C. Dietrich                   /s/Mellody L. Hobson
----------------------                   --------------------
William C. Dietrich,                     Mellody L. Hobson,
Trustee                                  Trustee

/s/Royce N. Flippen, Jr.                 /s/Eric T. McKissack
------------------------                 --------------------
Royce N. Flippen, Jr.,                   Eric T. McKissack,
Trustee                                  Trustee and Chief Executive Officer

/s/John G. Guffey, Jr.                   /s/Christopher G. Kennedy
----------------------                   -------------------------
John G. Guffey, Jr.,                     Christopher G. Kennedy,
Trustee                                  Trustee

/s/Edward O. Singleton
----------------------
Edward O. Singleton,
Treasurer and Chief
Financial Officer